SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)  October 23, 1995



                          THE QUAKER OATS COMPANY


          New Jersey          1-12                36-1655315
          (State or other     (Commission         (IRS Employer
          jurisdiction of     File Number)         Identification No.)
          incorporation)


             321 North Clark Street, Chicago, Illinois  60610
                 (address of principal executive offices)


    Registrant's telephone number, including area code     312-222-7111


      (Former name or former address, if changed since last report.)

Item 5.  Other Events


PHILIP A. MARINEAU RESIGNS AS QUAKER OATS PRESIDENT AND COO

Philip A. Marineau resigned as President and Chief Operating Officer of the Quaker Oats Company on October 23, 1995. The Chairman and Chief Executive Officer, William D. Smithburg, has assumed the operating management of the entire business portfolio.

LAWSUIT AGAINST BORDEN, INC.

On November 1, 1995, the Company filed suit against Borden, Inc. in Federal District Court in New York, alleging that Borden made material misrepresentations and committed fraud in connection with Quaker's 1994 $100 million acquisition of Adria, a Brazilian pasta business. The Company seeks to rescind the transaction and collect damages.



                                 SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          THE QUAKER OATS COMPANY




                                        By   /s/ Thomas L. Gettings
                                             Thomas L. Gettings
                                             Vice President and
                                             Corporate Controller



Date:  November 3, 1995




                               EXHIBIT INDEX





     Exhibit                   Exhibit                  Paper (P) or
      Number                 Description               Electronic (E)

        (1)            Press Release dated October 23, 1995   (E)


News Release


(LOGO OF QUAKER OATS     The Quaker Oats Company
COMPANY APPEARS HERE)                                Further Information
                         Quaker Tower                  Ronald G. Bottrell
                         P.O. Box 9001                       Quaker Oats
                         Chicago, IL 60604-9001           (312) 222-7388




MARINEAU RESIGNS AS QUAKER OATS PRESIDENT AND COO

For Immediate Release

   CHICAGO,  IL., October 23, 1995 -- The Quaker Oats Company (NYSE:   OAT)
announced today that Philip A. Marineau has resigned as President and Chief Operating Officer and as a member of Quaker's Board of Directors.

      With Marineau's departure, Chairman and Chief Executive Officer William D. Smithburg will assume the duties Marineau had been performing, and those operating units which reported to Marineau will now report to Smithburg.

      "As we have restructured our business portfolio for growth over the past year, we have also reconfigured our management structure to remove layers, shorten lines of decision making and bring senior level focus to bear upon major challenges," Smithburg said. "Our entire portfolio, including the important Snapple acquisition, will receive my full attention.

      "Over the course of his career, Phil Marineau has made major contributions to the success of Quaker. He has been a valued member of our senior team, and I will miss him as a colleague and friend. We wish him well in his future endeavors," Smithburg said.

      Marineau, 49, joined Quaker in 1972 and was named President and Chief Operating Officer in 1993. He has been a director since 1990.